                                                                  EXHIBIT 10.P.1

                             AMENDMENT NO. 2 TO THE
                               EL PASO CORPORATION
                              STRATEGIC STOCK PLAN

      Pursuant to Section 14.1 of the El Paso Corporation Strategic Stock Plan, Amended and Restated effective as of December 3, 1999, as amended (the "Plan"), the Plan is hereby amended as follows, effective November 7, 2002:

      Section 4 is hereby deleted in its entirety and replaced with the following:

            "To be eligible for selection by the Plan Administrator to participate in the Plan, an individual must be an officer or key management employee of the Company, or of any Subsidiary, as of the date on which the Plan Administrator grants to such individual an option, limited stock appreciation right, stock appreciation right or Restricted Stock or a person who, in the judgment of the Plan Administrator, holds a position of responsibility and is able to contribute substantially to the Company's continued success. Members of the Board of Directors of the Company who are full-time salaried officers shall be eligible to participate. Notwithstanding the foregoing, the Plan Administrator may make a grant under this Plan to members of the Board of Directors who are not employees of the Company but contribute substantially to the Company's continued success and to individuals who are not officers or key management employees, provided that the effectiveness of such grant shall be conditioned upon such individual becoming an officer or key management employee of the Company or any Subsidiary. "Termination of employment," as it relates to non-employee members of the Board of Directors, who participate in the Plan, shall mean the cessation of a Director's continued service on the Board under the Plan."

      IN WITNESS WHEREOF, the Company has caused this amendment to be duly executed on this 7th day of November, 2002.

                                        EL PASO CORPORATION

                                        By:  /s/ David E. Zerhusen
                                            ------------------------------------
                                            David E. Zerhusen
                                            Its Executive Vice President
                                            Administration


Attest:

         /s/ David L. Siddall
----------------------------------------
         Corporate Secretary

                                                                  EXHIBIT 10.P.1

                             AMENDMENT NO. 3 TO THE
                               EL PASO CORPORATION
                              STRATEGIC STOCK PLAN

      Pursuant to Section 14.1 of the El Paso Corporation Strategic Stock Plan, Amended and Restated effective as of December 3, 1999, as amended (the "Plan"), the Plan is hereby amended as follows, effective December 6, 2002:

      A new Section 12.9 is added to read as follows:

      "12.9 Any stock options or other awards outstanding under the Plan may be changed to reduce the exercise price, cancelled in exchange for other compensation, or repurchased, subject to such terms as the Plan Administrator shall determine is appropriate, provided that the Company shall obtain the consent or approval of the Participant to any such reduction in exercise price, cancellation or repurchase if and to the extent required under the terms of the Plan, stock option or other award. Any such stock options or other equity awards will then be placed back into the Plan for reissuance."

      IN WITNESS WHEREOF, the Company has caused this amendment to be duly executed on this 6th day of December, 2002.

                                        EL PASO CORPORATION

                                        By:  /s/ David E. Zerhusen
                                            ------------------------------------
                                            David E. Zerhusen
                                            Its Executive Vice President
                                            Administration


Attest:

         /s/ David L. Siddall
----------------------------------------
         Corporate Secretary

                                                                  EXHIBIT 10.P.1

                             AMENDMENT NO. 4 TO THE
                               EL PASO CORPORATION
                              STRATEGIC STOCK PLAN

      Pursuant to Section 14.1 of the El Paso Corporation Strategic Stock Plan, Amended and Restated effective as of December 3, 1999, as amended (the "Plan"), the Plan is hereby amended as follows, effective January 29, 2003:

      A new Section 5.3 is added to read as follows:

      "5.3 Subject to Sections 5.1 and 5.2, shares of Common Stock may be issued from the Plan to members of the Board of Directors who are not employees of the Company pursuant to the terms and conditions of the (1) El Paso Corporation 1995 Compensation Plan for Non-Employee Directors, Amended and Restated effective as of January 29, 2002 (the "Director's Plan"), for allocation of the Director's "Deferred Compensation" or "Deferred Retirement Benefit Credit" paid for past and future "Plan Quarters" (all terms in quotations shall have the same meanings as defined under the Director's Plan)," and (2) El Paso Corporation 2001 Stock Option Plan for Non-Employee Directors.

      IN WITNESS WHEREOF, the Company has caused this amendment to be duly executed on this 29th day of January, 2003.

                                        EL PASO CORPORATION

                                        By:  /s/ David E. Zerhusen
                                            ------------------------------------
                                            David E. Zerhusen
                                            Its Executive Vice President
                                            Administration


Attest:

         /s/ David L. Siddall
----------------------------------------
         Corporate Secretary